Exhibit 99.2
eBay Announces CFO Transition and Executive Leadership Changes
San Jose, California, April 30, 2025 – eBay, Inc. (Nasdaq: EBAY), a global commerce leader that connects millions of buyers and sellers around the world, today announced that Chief Financial Officer, Steve Priest will be leaving the Company. Peggy Alford will join as the company’s CFO, effective May 12. Steve will remain in an advisory position until July 31 to facilitate a smooth transition. His last day as CFO is May 11.
“Steve has been an exceptional partner during a period of significant transformation,” said Jamie Iannone, Chief Executive Officer, eBay. “His leadership helped guide us through the uncertainty of the pandemic and laid the foundation for the strength and resilience we see in the business today. We are deeply grateful for his contributions and wish him the best.”
“It has been a privilege to work alongside our leadership team and the many talented individuals throughout the company,” said Steve Priest. “With eBay well positioned for success, it’s the right time for me to depart.”
Peggy Alford will join eBay in an advisory capacity on May 5, to ensure a smooth transition, before being appointed CFO on May 12.
“I’m truly excited to return to a company with such a rich history and legacy,” said Peggy Alford. “There’s a deep sense of pride in being part of an organization that continues to resonate with so many people around the world. What I’m most excited about is the opportunity to help shape what comes next, partnering with Jamie and the leadership team to harness today’s technology in ways that make the experience for customers even more seamless, intuitive, and inspiring.”
“We are excited to welcome Peggy as eBay’s new Chief Financial Officer,” said Jamie Iannone. “She brings more than 20 years of experience leading finance, operations and global teams in the technology sector. Peggy has a proven track record of building strong organizations and driving operational excellence. Her leadership and expertise will be tremendous assets as we continue to position eBay for the future.”
In addition to the CFO change, eBay is evolving its leadership structure designed to fuel faster innovation, deepen cross-functional collaboration, and position the company for long-term growth in a rapidly evolving digital and AI-powered landscape.
As part of this continued evolution, the company is bringing together product and market teams into a more integrated, agile structure designed to enhance speed, alignment, and customer-centricity across the organization. It is also consolidating Engineering into a single organization reflecting a broader ambition to operate with greater speed and drive operational scale.
Jordan Sweetnam will lead the newly combined Global Markets and Product organization as Chief Commercial Officer. Mazen Rawashdeh will lead the unified engineering organization as Chief Technology Officer.
“We’re making these changes from a position of strength,” said Iannone. “Our leadership evolution is about moving with greater speed, deepening collaboration across teams, and continuing to build the capabilities we need for the future. We believe these changes will drive long term growth and deliver greater impact for our buyers and sellers.”
As a result, Eddie Garcia, Chief Product Officer, will be leaving eBay. “I am deeply grateful to Eddie for his outstanding partnership and visionary leadership in shaping our product strategy which has significantly advanced eBay’s offerings and customer experience,” said Iannone. “He has built a world class team and his legacy positions us well for future success.”
These leadership changes enable the company to deliver greater value to customers, accelerate innovation with new technologies including AI, and further position eBay for sustainable, long-term growth.
About eBay
eBay Inc. (Nasdaq: EBAY) is a global commerce leader that connects people and builds communities to create economic opportunity for all. Our technology empowers millions of buyers and sellers in more than 190 markets around the world, providing everyone the opportunity to grow and thrive. Founded in 1995 in San Jose, California,

Exhibit 99.2
eBay is one of the world's largest and most vibrant marketplaces for discovering great value and unique selection. In 2024, eBay enabled $75 billion of gross merchandise volume. For more information about the company and its global portfolio of online brands, visit www.ebayinc.com.
Forward-Looking Statements
This press release contains forward-looking statements relating to, among other things, the future performance of eBay Inc. and its consolidated subsidiaries that are based on the company's current expectations, forecasts and assumptions and involve risks and uncertainties. These statements include, but are not limited to, statements regarding the future performance of eBay Inc. and its consolidated subsidiaries, including management's vision for the future of eBay and our ability to accomplish our vision, the future growth in our business, our ability to drive sustainable long-term growth, the effects and potential of current and contemplated strategic initiatives and offerings including with respect to artificial intelligence and the effects of new product features or programs. Actual results could differ materially from those expressed or implied and reported results should not be considered as an indication of future performance. Factors that could cause or contribute to such differences include, but are not limited to: fluctuations in, and our ability to predict, our results of operations and cash flows; our ability to convert visits into sales for our sellers, attract and retain sellers and buyers and execute on our business strategy; our ability to compete in the markets in which we participate; our ability to generate revenue from our foreign operations and expand in international markets; the impact of inflationary pressure, changing tariff policy, fluctuations in foreign currency exchange rates, elevated interest rates and geopolitical events such as the ongoing wars in Ukraine and in the Middle East, terrorist activities and public health events; our ability to keep pace with rapid technological developments or continue to innovate and create new initiatives to provide new programs, products and services; our ability to operate and continuously develop our payments system and financial services offerings; the impact of evolving domestic and foreign government laws, regulations, rules and standards that affect us, our business and/or our industry, including the impact of potential changes in tariffs or sanctions and escalating trade wars; our reliance on third-party providers; our ability to protect or enforce our intellectual property rights; our ability to deal effectively with fraudulent activities on our platforms; the impact of any security breaches, cyberattacks or system failures and resulting interruptions; our ability to attract, retain and develop highly skilled employees; our ability to accomplish or accurately track and report results related to our sustainability and similar goals; current and potential litigation and regulatory and government inquiries, investigations and disputes involving us or our industry; our ability to generate sufficient cash flow to service our indebtedness; the impact of evolving sales and other tax regimes in various jurisdictions and anticipated tax liabilities; and the success of our recent and potential acquisitions, dispositions, joint ventures, strategic partnerships and strategic investments.
The forward-looking statements in this release do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.
More information about factors that could affect the company's operating results is included under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting the company's Investor Relations website at https://investors.ebayinc.com or the SEC's website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to the company on the date hereof. The company assumes no obligation to update such statements.